DEFERRED TAX ASSETS AND INCOME TAXES - Deferred tax assets and deferred tax liabilities (Details 2) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2012 United States USD ($)	Dec. 31, 2012 United States CNY	Dec. 31, 2011 United States CNY	Dec. 31, 2012 China USD ($)	Dec. 31, 2012 China CNY	Dec. 31, 2011 China CNY
Current
Allowance for doubtful accounts							$ 862	5,415	3,211
Inventory reserves							167	1,049	1,200
Deferred expenses							310	1,950	1,950
Total Deferred tax assets, current	1,339	8,414	6,361				1,339	8,414	6,361
Non-Current
Deferred tax assets	34	215	215				34	215	215
Total deferred Tax assets	1,373	8,629	6,576				1,373	8,629	6,576
Current
Depreciation				9	56	56
Non-Current
Deferred tax liabilities	9	56	56
Net deferred tax assets	$ 1,364	8,573	6,520